UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 16, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Dollar Thrifty Automotive Group, Inc. (the “Company”) and certain of its subsidiaries entered into a Credit Agreement dated as of February 16, 2012 (the “Credit Agreement”), among the Company and DTG Operations, Inc., a wholly owned subsidiary of the Company, as borrowers (the “Borrowers”), certain domestic subsidiaries of the Borrowers, as guarantors, the initial lenders named therein, Bank of America, N.A. (“Bank of America”), as administrative agent, swing line lender and an L/C issuer, JPMorgan Chase Bank, N.A. as syndication agent, and Merrill Lynch, Pierce, Fenner, & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers.

In connection with the Credit Agreement, the Company terminated its existing credit facility dated as of June 15, 2007 (the “2007 Credit Agreement”).  At the time at which it was terminated and the Credit Agreement became effective, there were no outstanding term or revolving credit loans under the 2007 Credit Agreement. A portion of the letters of credit outstanding under the 2007 Credit Agreement at the time of its termination were continued under the Credit Agreement, while the remainder of the outstanding letters of credit were terminated and replaced by new letters of credit issued by Bank of America under the Credit Agreement.

The Credit Agreement is a $450 million revolving credit facility, under which amounts borrowed by the Borrowers may be repaid and reborrowed and letters of credit (which may be denominated in U.S. or Canadian dollars) may be issued.  There is no sublimit on the amount of letters of credit available under the Credit Agreement.  The Credit Agreement will expire on February 16, 2017.

The Credit Agreement is secured by substantially all material assets of the Company other than assets pledged to secure asset-backed securitization facilities, subject to certain exceptions.

The Company will pay interest on any outstanding advances under the Credit Agreement at (i) the Base Rate (as defined in the Credit Agreement) or (ii) the Eurodollar rate (as defined in the Credit Agreement), in each case, plus an applicable margin that varies from 2.0% to 2.5% for Base Rate loans and 3.0% to 3.5% for Eurodollar Rate loans, depending on unused availability. The Company will pay letter of credit fees on the average daily aggregate available amount of all letters of credit outstanding from time to time at a rate per annum that varies from 3.0% to 3.5% depending on unused availability, and fronting fees on the aggregate available amount of all letters of credit outstanding from time to time at a rate per annum agreed with the relevant letter of credit issuer.  The Company will also pay a commitment fee at a rate per annum of 0.50% on the aggregate unused commitment under the Credit Agreement.

The Credit Agreement contains covenants restricting the Company’s ability to undertake certain activities, including among others, restrictions on the Company and its subsidiaries’ ability to incur additional indebtedness, make loans, acquisitions or other investments, grant liens on property, dispose of assets, pay dividends or conduct stock repurchases, make capital expenditures, or engage in certain transactions with affiliates.  The Company is also subject to financial covenants under the Credit Agreement that require the Company to maintain a maximum leverage ratio of 3.00 to 1.00, a minimum corporate interest coverage ratio of 2.00 to 1.00 and a minimum corporate EBITDA requirement of $75 million.

Under the Credit Agreement, the Company has the ability (subject to specified conditions and limitations), among other things, to incur up to $400 million of unsecured notes of the Company, to enter into permitted acquisitions of up to $250 million during the term of the Credit Agreement and to incur financing and assume indebtedness in connection therewith, and to make investments in its U.S. special-purpose financing entities (including Rental Car Finance Corp. (“RCFC”)) and its Canadian special-purpose financing entities, in aggregate amounts at any time outstanding of up to $750 million and $150 million, respectively.  In addition, subject to certain limitations, the Company can make dividend, stock repurchase and other restricted payments under the Credit Agreement in an amount of up to $300 million, plus 50% of cumulative adjusted net income (or minus 100% of cumulative adjusted net loss, as applicable) for the period beginning January 1, 2012 and ending on the last day of the fiscal quarter immediately preceding the restricted payment.

In connection with the Credit Agreement, all of the existing enhancement letters of credit relating to the Company’s asset-backed securitization facilities were replaced with new enhancement letters of credit issued by Bank of America.  RCFC entered into amendments to its four existing series supplements to the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and Deutsche Bank Trust Company Americas, as trustee, to reflect Bank of America as the enhancement letter of credit issuer and to make certain other changes, and amended certain other documents under its securitization programs in connection with the addition of Bank of America as enhancement letter of credit issuer. In addition, upon the effectiveness of the Credit Agreement, certain financial covenants applicable to RCFC’s outstanding Series 2010-3 variable funding notes and Series 2011-2 medium-term notes were replaced, pursuant to the terms of the related series supplements, by financial covenants identical to those contained in the Credit Agreement.

The foregoing description of the Credit Agreement and the related agreements and transactions is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.250 through Exhibit 4.257 and Exhibit 10.249 through Exhibit 10.251 and such exhibits are incorporated herein by reference.

The Company’s press release issued on February 17, 2012 announcing the new credit facility is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.                                                      Description

4.250
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2007-1 letter of credit issuer

4.251
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2010-3 letter of credit issuer

4.252
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2011-1 letter of credit issuer

4.253
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2011-2 letter of credit issuer

4.254	Amendment No. 4 to Series 2007-1 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.255	Amendment No. 1 to Amended and Restated Series 2010-3 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.256	Amendment No. 1 to Series 2011-1 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.257	Amendment No. 1 to Series 2011-2 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

10.249
Credit Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc. and DTG Operations, Inc., as borrowers, certain domestic subsidiaries of the borrowers, as guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A. as syndication agent and Bank of America, N.A., as administrative agent, swing line lender and an L/C issuer, and Merrill Lynch, Pierce, Fenner, & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers

10.250
Security Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc. and the other subsidiary grantors party thereto and  Bank of America, N.A., as administrative agent for the secured parties

10.251
Pledge Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc. and the other subsidiary pledgors party thereto and Bank of America, N.A., as administrative agent for the secured parties

99.1	Press release of Dollar Thrifty Automotive Group, Inc., dated February 17, 2012: Dollar Thrifty Automotive Group Completes $450 Million Senior Secured Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 21, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

4.250
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2007-1 letter of credit issuer

4.251
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2010-3 letter of credit issuer

4.252
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2011-1 letter of credit issuer

4.253
Enhancement Letter of Credit Application and Agreement dated as of February 16, 2012 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Bank of America, N.A., as Series 2011-2 letter of credit issuer

4.254	Amendment No. 4 to Series 2007-1 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.255	Amendment No. 1 to Amended and Restated Series 2010-3 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.256	Amendment No. 1 to Series 2011-1 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.257	Amendment No. 1 to Series 2011-2 Supplement dated as of February 16, 2012 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

10.249
Credit Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc. and DTG Operations, Inc., as borrowers, certain domestic subsidiaries of the borrowers, as guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A. as syndication agent and Bank of America, N.A., as administrative agent, swing line lender and an L/C issuer, and Merrill Lynch, Pierce, Fenner, & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers

10.250
Security Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc. and the other subsidiary grantors party thereto and  Bank of America, N.A., as administrative agent for the secured parties

10.251
Pledge Agreement dated as of February 16, 2012 among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc. and the other subsidiary pledgors party thereto and  Bank of America, N.A., as administrative agent for the secured parties

99.1	Press release of Dollar Thrifty Automotive Group, Inc., dated February 17, 2012: Dollar Thrifty Automotive Group Completes $450 Million Senior Secured Credit Facility